KINGSTONE

FOR IMMEDIATE RELEASE

Kingstone Reports Second Quarter 2025 Results

Achieves Highest Quarterly Net Income in its History
Raises 2025 EPS Guidance, and Announces 5-Year Goal to Achieve $500 Million in Premium

Kingston, NY — August 7, 2025 – Kingstone Companies, Inc. (Nasdaq: KINS) (the "Company" or "Kingstone"), a Northeast regional property and casualty insurance holding company, today announced its financial results for the second quarter ended June 30, 2025. The Company will hold its second quarter 2025 financial results conference call on Friday, August 8, 2025, at 8:30 a.m. Eastern Time. With this release, the Company has provided an investor presentation that can be accessed through the Investor Relations/Events & Presentations section of the Company website (www.kingstonecompanies.com).

Key Financial and Operational Highlights *($ in thousands, except per share data)*	**Quarters Ended June 30,**			**Six Months Ended June 30,**		
	2025	**2024**	**Change**	**2025**	**2024**	**Change**
Direct premiums written[1] - Core Business[2]	$ 59,802	$ 51,306	16.6%	$ 116,977	$ 97,893	19.5%
Net combined ratio	71.5%	78.2%	(6.7) pts	82.3%	85.6%	(3.3) pts
Net Income	$ 11,252	$ 4,515	149.2%	$ 15,135	$ 5,942	154.7%
Net Income per share - basic	$ 0.81	$ 0.41	97.6%	$ 1.10	$ 0.54	103.7%
Net Income per share - diluted	$ 0.78	$ 0.37	110.8%	$ 1.07	$ 0.50	114.0%
Return on equity - annualized	50.8%	47.2%	3.6pts	37.4%	31.6%	5.8pts

Management Commentary

Meryl Golden, President and Chief Executive Officer of Kingstone, stated, "I am very pleased to report that we posted our single most profitable quarter ever, earning $0.78 per diluted share. Net income for the quarter was a record $11.3 million, up approximately 150% from the prior year quarter, resulting in an annualized return on equity exceeding 50%. Our strong second quarter results continued momentum, reinforcing our role as a leading homeowners insurer in our core market, New York. Core direct premiums written[1] rose 17%, as we continue to capitalize on favorable market conditions and a competitive landscape that's creating opportunities for profitable growth.

"Net earned premiums, a significant driver of our exceptional operating income growth, increased by more than 52% compared to the prior year quarter primarily driven by our reduced quota share, which allows us to retain a greater portion of premiums and underwriting profits, along with the ongoing contribution from the surge in new business written in the second half of 2024 which is earning in.

"Our second quarter 2025 net combined ratio improved by 6.7 points to 71.5%, with lower-than-average catastrophe losses of 0.6 points and favorable prior year reserve development of 0.5 points. The improvement in our underlying loss ratio was driven by lower frequency on our largest peril, non-weather water, which for homeowners has been trending lower for the last six quarters. We attribute this to the effectiveness of risk selection in our Select product

and our disciplined underwriting approach.

"We marked our significant achievements to date by reinstating our quarterly dividend, reflecting our commitment to rewarding our shareholders. We expect to deliver record results for full year 2025 as we continue to leverage the opportunities in our core market. We remain highly confident in Kingstone's strategic direction and fully committed to creating long-term shareholder value."

Ms. Golden concluded, "In that regard, I am pleased to announce our five-year goal to reach $500 million in premium, effectively doubling the size of the company through a combination of organic initiatives and strategic, inorganic opportunities in the state of New York along with targeted state expansion. As part of this strategy, the Company intends to continue to focus on catastrophe-exposed properties while pursuing measured geographic diversification which will mitigate our risk of geographic concentration, enhance risk management and improve financial stability. We are confident that market dynamics will allow Kingstone to expand opportunistically and achieve outsized margins, as we are doing today."

Guidance (see "Disclaimer and Forward-Looking Statements" below)

The Company updated its financial guidance for fiscal year 2025, calculated based on anticipated net premiums earned of approximately $187 million, and is as follows:

Guidance Metrics	**2025E**	***2025 - Previous***
Core Business[2] direct premiums written growth	15% to 20%	15% to 25%
Net combined ratio	79% to 83%	81% to 85%
Net income per share – basic	$2.10 to $2.50	$1.90 to $2.30
Net income per share – diluted	$1.95 to $2.35	$1.75 to $2.15
Return on equity	30% to 38%	27% to 35%

The following reflects the impact of dilution on total shares outstanding for the six months ended June 30, 2025 and full year 2025 guidance:

Common Stock Metrics *(shares in millions)*	**Six Months Ended** **June 30, 2025**	**2025E**
Weighted average shares outstanding – basic	13.7	13.9
Weighted average shares outstanding – diluted	14.1	14.6
Total shares outstanding as of end of period – basic	14.1	14.1
Total shares outstanding as of end of period – diluted	14.7	14.8

Consolidated Financial Results

Consolidated Financial Results	**Quarters Ended**			**Six Months Ended**		
($ in thousands, except per share data)	**June 30,**			**June 30,**		
	2025	**2024**	**Change**	**2025**	**2024**	**Change**
Direct premiums written[1]	$61,062	$53,495	14.1%	$119,237	$102,820	16.0%
Net premiums earned	$46,215	$30,304	52.5%	$89,738	$59,124	51.8%
Net investment income	$2,300	$1,765	30.3%	$4,349	$3,267	33.1%
Net gain/(loss) on investments	$546	($234)	*NM*	$408	$493	(17.2)%
Gain on sale of real estate	$0	$0	*NM*	$1,966	$0	*NM*
Underlying loss ratio[1]	38.7%	47.1%	(8.4) pts	50.0%	52.8%	(2.8) pts
Effect of prior-year reserve development	(0.5)%	(1.4)%	0.9pts	(0.9)%	(1.7)%	0.8pts
Net loss ratio excluding the effect of catastrophes[1]	38.2%	45.7%	(7.5) pts	49.1%	51.1%	(2.0) pts
Catastrophe loss ratio[1]	0.6%	1.3%	(0.7) pts	1.2%	3.2%	(2.0) pts
Net loss ratio	38.8%	47.0%	(8.2) pts	50.3%	54.3%	(4.0) pts
Net underwriting expense ratio	32.7%	31.2%	1.5pts	32.0%	31.3%	0.7pts
Net combined ratio	71.5%	78.2%	(6.7) pts	82.3%	85.6%	(3.3) pts
Adjusted EBITDA[1]	$14,783	$7,845	88.4%	$19,038	$10,779	76.6%
Net Income	$11,252	$4,515	149.2%	$15,135	$5,942	154.7%
Net Income per share - basic	$0.81	$0.41	97.6%	$1.10	$0.54	103.7%
Net Income per share - diluted	$0.78	$0.37	110.8%	$1.07	$0.50	114.0%
Return on equity - annualized	50.8%	47.2%	3.6pts	37.4%	31.6%	5.8pts
Other comprehensive income/(loss)	$1,022	$90	1035.6%	$3,245	($350)	*NM*
Operating net income[1]	$10,821	$4,699	130.3%	$13,259	$5,552	138.8%
Operating net income per share - basic[1]	$0.78	$0.43	81.4%	$0.97	$0.50	94.0%
Operating net income per share - diluted[1]	$0.75	$0.39	92.3%	$0.94	$0.46	104.3%
Operating return on equity[1]	12.2%	12.3%	(0.1) pts	16.4%	14.7%	1.7pts
Operating return on equity[1] - annualized	48.9%	49.1%	(0.2) pts	32.8%	29.5%	3.3pts
Book value per share - diluted				$6.44	$3.19	101.9%
Book value per share - diluted excluding AOCI				$7.04	$4.17	68.8%

NM = Not Meaningful

Core Business Results (New York Only)

The Company refers to its New York policies as its Core Business.

Core Business Results (New York Only)	Quarters Ended			Six Months Ended		
($ in thousands, except percentages)	June 30,			June 30,		
	2025	2024	Change	2025	2024	Change
Direct premiums written[1, 3]	$59,802	$51,306	16.6%	$116,977	$97,893	19.5%
Net premiums earned	$45,001	$28,505	57.9%	$87,258	$55,061	58.5%
Net loss ratio excluding the effect of catastrophes[1,3]	40.3%	45.0%	(4.7) pts	50.8%	49.4%	1.4pts
Catastrophe loss ratio[1, 3]	0.5%	0.8%	(0.3) pts	1.0%	2.3%	(1.3) pts
Net loss ratio[3]	40.8%	45.8%	(5.0) pts	51.8%	51.6%	0.2pts

Non-Core Business Results (Outside of New York)

The Company has been aggressively reducing policy count in the Non-Core Business, subject to regulatory requirements.

Non-Core Business Results (Outside of New York)	Quarters Ended			Six Months Ended		
($ in thousands, except percentages)	June 30,			June 30,		
	2025	2024	Change	2025	2024	Change
Direct premiums written[1, 3]	$1,260	$2,190	(42.5)%	$2,260	$4,927	(54.1)%
Net premiums earned	$1,214	$1,799	(32.5)%	$2,480	$4,062	(38.9)%
Net loss ratio excluding the effect of catastrophes[1,3]	(41.6)%	56.9%	(98.5) pts	(11.0)%	74.7%	(85.7) pts
Catastrophe loss ratio[1, 3]	6.4%	8.6%	(2.2) pts	8.4%	15.4%	(7.0) pts
Net loss ratio[3]	(35.2)%	65.5%	(100.7) pts	(2.6)%	90.1%	(92.7) pts

Effective in the third quarter of 2025, the Company will transition to consolidated reporting given the immaterial impact of the non-core business to overall financial results.

Premium and Policy Trends

Premium and Policy Trends	Quarter Ended								
($ in thousands)	June 30, 2025	Sequential Change	March 31, 2025	*Sequential Change*	December 31, 2024	*Sequential Change*	September 30, 2024	*Sequential Change*	June 30, 2024
Core Business[2]									
Direct premiums written[1, 3]	$ 59,802	*4.6%*	$ 57,175	*(18.5)%*	$ 70,164	*9.3%*	$ 64,170	*25.1%*	$ 51,306
Policies in force	74,555	*0.8%*	73,965	*0.1%*	73,857	*6.5%*	69,347	*3.6%*	66,934
Non-Core Business[2]									
Direct premiums written[1,3]	$ 1,260	*26.0%*	$ 1,000	*(57.8)%*	$ 2,370	*(3.5)%*	$ 2,457	*12.2%*	$ 2,190
Policies in force	2,370	*(19.4)%*	2,940	*(22.6)%*	3,799	*(31.4)%*	5,540	*(24.2)%*	7,306

[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures".

[2]Kingstone refers to New York business as its "Core" business and business outside of New York as its "Non-Core" business.

[3]Core and Non-Core business direct premiums written, net loss ratio excluding the effect of catastrophes and catastrophe loss ratio are not based on GAAP. Net premiums earned is the most directly comparable GAAP measure to direct premiums written. Net loss ratio is the most directly comparable GAAP measure to net loss ratio excluding the effect of catastrophes and catastrophe loss ratio. The aggregate of Core Business and Non-Core Business direct premiums written is represented by direct premiums written, as set forth under Consolidated Financial Results above. The combined Core Business and Non-Core Business net loss ratios are represented by net loss ratios, as set forth under Consolidated Financial Results above. The combined Core Business and Non-Core Business net loss ratios excluding the effect of catastrophes and catastrophe loss ratios are reconciled below to net loss ratio, the most directly comparable GAAP measure. See "Definitions and Non-GAAP Measures".

Conference Call Details

Friday, August 8, 2025, at 8:30 a.m. Eastern Time

To participate please dial:

U.S. toll free	1-877-423-9820
International	1-201-493-6749

Participants are asked to dial-in approximately 10 minutes before the conference call is scheduled to begin. The conference call can also be accessed via webcast in the "Investor Relations/Events & Presentations" tab of the Company's website or by clicking here. The webcast will be archived and accessible for approximately 30 days.

About Kingstone Companies, Inc.

Kingstone is a northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company ("KICO"). KICO is a New York domiciled carrier writing business through retail and wholesale agents and brokers. KICO is actively writing personal lines and commercial auto insurance in New York, and in 2024 was the 12th largest writer of homeowners insurance in New York. KICO is also licensed in New Jersey, Rhode Island, Massachusetts, Connecticut, Pennsylvania, New Hampshire, and Maine.

Investor Relations Contact:

Karin Daly
Vice President
The Equity Group Inc.
kdaly@theequitygroup.com

Disclaimer and Forward-Looking Statements

The guidance provided above is based on information available as of August 7, 2025 and management's review of the anticipated financial results for 2025. Such guidance remains subject to change based on management's ongoing review of the Company's 2025 results and is a forward-looking statement (see below). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this press release and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission.

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024.

The risks and uncertainties include, without limitation, the following:

- *the risk of significant losses from catastrophes and severe weather events;*
- *risks related to the lack of a financial strength rating from A.M. Best;*
- *risks related to limitations on the ability of our insurance subsidiary to pay dividends to us;*
- *adverse capital, credit and financial market conditions;*
- *risks related to volatility in net investment income;*
- *the unavailability of reinsurance at current levels and prices;*
- *the exposure to greater net insurance losses in the event of reduced reliance on reinsurance;*
- *the credit risk of our reinsurers;*
- *the inability to maintain the requisite amount of risk-based capital needed to grow our business;*
- *the effects of climate change on the frequency or severity of weather events and wildfires;*
- *risks related to the limited market area of our business;*
- *risks related to a concentration of business in a limited number of producers;*
- *legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators;*
- *the effects of competition in our market areas;*
- *our reliance on certain key personnel;*
- *risks related to security breaches or other attacks involving our computer systems or those of our vendors; and*
- *our reliance on information technology and information systems.*

Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Definitions and Non-GAAP Measures

<u>Direct premiums written</u> *represent the total premiums charged on policies issued by the Company during the respective fiscal period.*

<u>Net premiums written</u> *are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company's performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company's net premiums earned.*

<u>Adjusted EBITDA</u> *is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, gain on sale of real estate, and stock-based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA.*

Management uses adjusted EBITDA along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, gain on sale of real estate, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income and does not reflect the Company's overall profitability.

<u>Operating net income and basic operating net income per share</u> *is net income and basic income per share exclusive of net gains (losses) on investments and gain on sale of real estate, net of tax. Net income and basic net income per share are the GAAP measures most closely comparable to operating net income and basic operating net income per share.*

Management uses operating net income and basic operating net income per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate and may vary significantly between periods. Operating net income and basic operating net income per share are provided as supplemental information, not as a substitute for net income and basic net income per share and do not reflect the Company's overall profitability.

<u>Operating net income and diluted operating net income per share</u> *is net income and diluted income per share exclusive of net gains (losses) on investments and gain on sale of real estate, net of tax. Net income and diluted net income per share are the GAAP measures most closely comparable to operating net income and diluted operating net income (loss) per share.*

Management uses operating net income and diluted operating net income per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate and may vary significantly between periods. Operating net income and diluted operating net income per share are provided as supplemental information, not as a substitute for net income and diluted net income per share, and do not reflect the Company's overall profitability.

<u>Operating return on equity</u> *is operating income divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity.*

Management uses operating return on equity, along with other measures, to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company's overall return on average common equity.

<u>Underlying loss ratio</u> *is a non-GAAP ratio, which is computed as the GAAP net loss ratio excluding the effect of prior year loss reserve development and catastrophe losses.*

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company's business that may be obscured by prior year loss reserve development and catastrophe losses. Catastrophe losses cause the Company's loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The underlying loss ratio should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.

<u>Net loss ratio excluding the effect of catastrophes</u> *is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio.*

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company's business that may be obscured by catastrophe losses. Catastrophe losses cause the Company's net loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The net loss ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.

The table below reconciles direct premiums written to net premiums earned for the periods presented:

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2025	2024	% Change	2025	2024	% Change
(000's except percentages)						
Direct Premiums Written Reconciliation:						
Direct premiums written	$ 61,062	$ 53,495	14.1 %	$ 119,237	$ 102,820	16.0 %
Ceded written premiums	(8,852)	(12,071)	(26.7)	(6,017)	(23,300)	(74.2)
Net premiums written	52,211	41,425	26.0	113,220	79,520	42.4
Change in unearned premiums	(5,995)	(11,121)	(46.1)	(23,482)	(20,397)	15.1
Net premiums earned	**$ 46,215**	**$ 30,304**	**52.5 %**	**$ 89,738**	**$ 59,124**	**51.8 %**

(Components may not sum due to rounding)

The following table reconciles net income to adjusted EBITDA for the periods indicated:

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2025	2024	% Change	2025	2024	% Change
(000's except percentages)						
Adjusted EBITDA Reconciliation:						
Net income	**$ 11,252**	**$ 4,515**	**149.2 %**	**$ 15,135**	**$ 5,942**	**154.7 %**
Interest expense	77	990	(92.2)	305	1,984	(84.6)
Income tax expense	2,914	1,205	141.8	3,750	1,583	136.9
Depreciation and amortization	613	620	(1.1)	1,237	1,216	1.7
EBITDA	14,857	7,330	102.7	20,427	10,725	90.5
Loss on extinguishment of debt	—	—	NM	175	—	NM
Net loss (gain) on investments	(546)	234	NM	(408)	(493)	(17.2)
Gain on sale of real estate	—	—	NM	(1,966)	—	NM
Stock-based compensation	472	281	68.0	811	547	48.3
Adjusted EBITDA	**$ 14,783**	**$ 7,845**	**88.4 %**	**$ 19,038**	**$ 10,779**	**76.6 %**

(Components may not sum due to rounding)

The following table reconciles net income to operating net income and basic net income per share to basic operating net income per share for the periods indicated:

(000's except per common share amounts)	For the Three Months Ended				For the Six Months Ended			
	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024	
	Amount	Basic income per common share	Amount	Basic income per common share	Amount	Basic income per common share	Amount	Basic income per common share
Operating Net Income and Operating Net Income per Basic Common Share Reconciliation:								
Net income	**$ 11,252**	**$ 0.81**	**$ 4,515**	**$ 0.41**	**$ 15,135**	**$ 1.10**	**$ 5,942**	**$ 0.54**
Net loss (gain) on investments	(546)		234		(408)		(493)	
(Gain) on sale of real estate	—		—		(1,966)		—	
Net (gain) loss on investments and (gain) on sale of real estate	(546)		234		(2,374)		(493)	
Less tax (expense) benefit on net (gain) loss	(115)		49		(499)		(104)	
Net (gain) loss on investments and (gain) on sale of real estate, net of taxes	(431)	$ **(0.03)**	185	$ **0.02**	(1,875)	$ (0.14)	(389)	$ (0.04)
Operating net income	**$ 10,821**	**$ 0.78**	**$ 4,699**	**$ 0.43**	**$ 13,259**	**$ 0.97**	**$ 5,552**	**$ 0.50**
Weighted average basic shares outstanding	13,925,707		11,019,347		13,700,308		11,009,442	

(Components may not sum due to rounding)

The following table reconciles net income to operating net income and diluted net income per share to diluted operating net income per share for the periods indicated:

	For the Three Months Ended				For the Six Months Ended			
	June 30, 2025		**June 30, 2024**		**June 30, 2025**		**June 30, 2024**	
	Amount	Diluted income per common share	Amount	Diluted income per common share	Amount	Diluted income per common share	Amount	Diluted income per common share
(000's except per common share amounts)								
Operating Net Income and Operating Net Income per Diluted Common Share Reconciliation:								
Net income	**$ 11,252**	**$ 0.78**	**$ 4,515**	**$ 0.37**	**$ 15,135**	**$ 1.07**	**$ 5,942**	**$ 0.50**
Net (gain) loss on investments	(546)		234		(408)		(493)	
(Gain) on sale of real estate	—		—		(1,966)		—	
Net (gain) loss on investments and (gain) on sale of real estate	(546)		234		(2,374)		(493)	
Less tax (expense) benefit on net (gain) loss	(115)		49		(499)		(104)	
Net (gain) loss on investments and (gain) on sale of real estate, net of taxes	(431)	**$ (0.03)**	185	**$ 0.02**	(1,875)	**$ (0.13)**	(389)	**$ (0.03)**
Operating net income	**$ 10,821**	**$ 0.75**	**$ 4,699**	**$ 0.39**	**$ 13,259**	**$ 0.94**	**$ 5,552**	**$ 0.46**
Weighted average diluted shares outstanding	14,387,511		12,110,946		14,148,720		11,987,976	

(Components may not sum due to rounding)

The following table reconciles net income to operating net income and return on equity to operating return on equity for the periods indicated:

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2025	2024	Change	2025	2024	Change
(000's except percentages)						
Operating Net Income Reconciliation:						
Net income	**$ 11,252**	**$ 4,515**	**149.2%**	**$ 15,135**	**$ 5,942**	**154.7%**
Net (gain) loss on investments	(546)	234	NM	(408)	(493)	(17.2)%
(Gain) on sale of real estate	—	—	NM	(1,966)	—	NM
Net loss (gain) on investments and (gain) on sale of real estate	(546)	234	NM	(2,374)	(493)	381.5%
Less tax (expense) benefit on net (gain) loss	(115)	49	NM	(499)	(104)	379.8%
Net (gain) on investments and (gain) on sale of real estate, net of taxes	(431)	185	NM	(1,875)	(389)	382.0%
Operating net income	**$ 10,821**	**$ 4,699**	**130.3%**	**$ 13,259**	**$ 5,552**	**138.8%**
Operating Return on Equity Reconciliation:						
Net income	**$ 11,252**	**$ 4,515**	**149.2%**	**$ 15,135**	**$ 5,942**	**154.7%**
Average equity	$ 88,544	$ 38,276	131.3%	$ 80,793	$ 37,653	114.6%
Return on equity	**12.7%**	**11.8%**	**0.9pts**	**18.7%**	**15.8%**	**2.9pts**
Return on equity - annualized	**50.8%**	**47.2%**	**3.6pts**	**37.4%**	**31.6%**	**5.8pts**
Net (gain) loss on investments and (gain) on sale of real estate, net of taxes	$ (431)	$ 185	NM	$ (1,875)	$ (389)	382.0%
Average equity	$ 88,544	$ 38,276	131.3%	$ 80,793	$ 37,653	114.6%
Effect of net (gain) loss on investments and (gain) on sale of real estate, net of taxes, on return on equity	(0.5)%	0.5%	**NM**	(2.3)%	(1.0)%	(1.3) pts
Operating net income	**$ 10,821**	**$ 4,699**	**130.3%**	**$ 13,259**	**$ 5,552**	**138.8%**
Operating net income - annualized	**$ 43,284**	**$ 18,796**	**130.3%**	**$ 26,518**	**$ 11,104**	**138.8%**
Average equity	$ 88,544	$ 38,276	131.3%	$ 80,793	$ 37,653	114.6%
Operating return on equity	**12.2%**	**12.3%**	**(0.1) pts**	**16.4%**	**14.7%**	**1.7pts**
Operating return on equity - annualized	**48.9%**	**49.1%**	**(0.2) pts**	**32.8%**	**29.5%**	**3.3pts**

(Components may not sum due to rounding)

The following table reconciles the underlying loss ratio and the net loss ratio excluding the effect of catastrophes to the net loss ratio for the periods presented:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
	2025	2024	Percentage Point Change		2025	2024	Percentage Point Change	
Underlying Loss Ratio Reconciliation:								
Underlying Loss Ratio	**38.7%**	**47.1%**	**(8.4)**	**pts**	**50.0%**	**52.8%**	**(2.8)**	**pts**
Effect of prior-year reserve development	(0.5)%	(1.4)%	0.9	pts	(0.9)%	(1.7)%	0.8	pts
Net loss ratio excluding the effect of catastrophes	38.2%	45.7%	(7.5)	pts	49.1%	51.1%	(2.0)	pts
Effect of catastrophes	0.6%	1.3%	(0.7)	pts	1.2%	3.2%	(2.0)	pts
Net loss ratio	**38.8%**	**47.0%**	**(8.2)**	**pts**	**50.3%**	**54.3%**	**(4.0)**	**pts**

(Components may not sum due to rounding)

The following table reconciles the Core Business, Non-Core Business and Combined net loss ratio excluding the effect of catastrophes to the Core Business, Non-Core Business and net loss ratio for the periods presented:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
	2025	2024	Percentage Point Change		2025	2024	Percentage Point Change	
Core Business, Non-Core Business and Combined Net Loss Ratio Excluding the Effect of Catastrophes Ratio Reconciliation:								
Core Business Net loss ratio excluding the effect of catastrophes	**40.3%**	**45.0%**	**(4.7)**	**pts**	**50.8%**	**49.4%**	**1.4**	**pts**
Core Business Effect of catastrophes	0.5%	0.8%	(0.3)	pts	1.0%	2.3%	(1.3)	pts
Core Business Net loss ratio	**40.8%**	**45.8%**	**(5.0)**	pts	**51.8%**	**51.6%**	**0.2**	pts
Non-Core Business Net loss ratio excluding the effect of catastrophes	**(41.6)%**	**56.9%**	**(98.5)**	**pts**	**(11.0)%**	**74.7%**	**(85.7)**	**pts**
Non-Core Business Effect of catastrophes	**6.4%**	**8.6%**	(2.2)	pts	8.4%	15.4%	(7.0)	pts
Non-Core Business Net loss ratio	**(35.2)%**	**65.5%**	**(100.7)**	pts	**(2.6)%**	**90.1%**	**(92.7)**	pts
Combined Net loss ratio excluding the effect of catastrophes	**38.2%**	**45.7%**	**(7.5)**	**pts**	**49.1%**	**51.1%**	**(2.0)**	**pts**
Combined Effect of catastrophes	0.6%	1.3%	(0.7)	pts	1.2%	3.2%	(2.0)	pts
Net loss ratio	**38.8%**	**47.0%**	**(8.2)**	pts	**50.3%**	**54.3%**	**(4.0)**	pts

(Components may not sum due to rounding)

Consolidated Balance Sheets

	June 30, 2025	December 31, 2024
	(unaudited)	
Assets		
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of $5,967,140 at June 30, 2025 and $5,959,265 at December 31, 2024)	$ 7,045,231	$ 7,047,342
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $228,986,581 at June 30, 2025 and $202,308,158 at December 31, 2024)	217,679,350	186,893,438
Equity securities, at fair value (cost of $13,546,654 at June 30, 2025 and $13,527,554 at December 31, 2024)	10,027,099	10,296,505
Other investments	5,083,438	4,380,656
Total investments	239,835,118	208,617,941
Cash and cash equivalents	33,714,432	28,669,441
Premiums receivable, net	17,277,970	21,766,988
Reinsurance receivables, net	55,439,043	69,322,436
Prepaid reinsurance	3,649,273	—
Deferred policy acquisition costs	23,848,030	24,732,371
Intangible assets	500,000	500,000
Property and equipment, net	7,853,192	9,283,970
Deferred income taxes, net	5,107,644	5,597,920
Other assets	6,196,823	6,424,776
Total assets	$ 393,421,525	$ 374,915,843
Liabilities		
Loss and loss adjustment expense reserves	$ 133,927,454	$ 126,210,428
Unearned premiums	130,263,096	134,701,733
Advance premiums	5,712,581	3,503,063
Reinsurance balances payable	5,440,516	10,509,121
Deferred ceding commission revenue	6,995,648	11,541,239
Accounts payable, accrued expenses and other liabilities	7,984,147	10,570,388
Income taxes payable	3,159,483	—
Debt, net (current $1,259,559 and long-term $3,801,149 at June 30, 2025, current $6,849,257 and long-term $4,322,163 at December 31, 2024,)	5,060,708	11,171,420
Total liabilities	298,543,633	308,207,392
Commitments and Contingencies		
Stockholders' Equity		
Preferred stock, $.01 par value; authorized 2,500,000 shares	—	—
Common stock, $.01 par value; authorized 20,000,000 shares; issued 15,661,240 shares at June 30, 2025 and 14,448,205 shares at December 31, 2024; outstanding 14,137,115 shares at June 30, 2025 and 12,924,080 shares at December 31, 2024	156,612	144,482
Capital in excess of par	98,840,728	89,063,326
Accumulated other comprehensive loss	(8,930,559)	(12,175,476)
Retained earnings (accumulated deficit)	10,379,118	(4,755,874)
	100,445,899	72,276,458
Treasury stock, at cost, 1,524,125 shares at June 30, 2025 and December 31, 2024	(5,568,007)	(5,568,007)
Total stockholders' equity	94,877,892	66,708,451
Total liabilities and stockholders' equity	$ 393,421,525	$ 374,915,843

Consolidated Statements of Income and Comprehensive Income (Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
	2025	2024	2025	2024
Revenues				
Net premiums earned	$ 46,215,260	$ 30,303,612	$ 89,738,323	$ 59,123,514
Ceding commission revenue	3,081,556	4,561,961	6,040,247	9,129,072
Net investment income	2,300,267	1,764,596	4,348,863	3,267,456
Net gains (losses) on investments	546,451	(233,606)	408,472	492,785
Gain on sale of real estate	—	—	1,965,989	—
Other income	151,245	105,552	291,660	254,465
Total revenues	52,294,779	36,502,115	102,793,554	72,267,292
Expenses				
Loss and loss adjustment expenses	17,927,162	14,238,308	45,102,240	32,097,895
Commission expense	10,629,629	8,232,480	19,942,509	16,084,292
Other underwriting expenses	7,727,367	5,900,525	15,132,789	11,781,130
Other operating expenses	1,153,480	800,966	2,189,217	1,579,048
Depreciation and amortization	613,364	619,934	1,237,227	1,216,447
Interest expense	77,074	989,723	304,528	1,983,598
Total expenses	38,128,076	30,781,936	83,908,510	64,742,410
Income from operations before taxes	14,166,703	5,720,179	18,885,044	7,524,882
Income tax expense	2,914,371	1,205,242	3,750,052	1,583,266
Net income	11,252,332	4,514,937	15,134,992	5,941,616
Other comprehensive income (loss), net of tax				
Gross decrease (increase) in unrealized losses on available-for-sale-securities	1,289,253	109,784	4,101,685	(450,563)
Reclassification adjustment for losses included in net income	4,078	4,662	5,804	7,529
Net decrease (increase) in unrealized losses	1,293,331	114,446	4,107,489	(443,034)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(271,600)	(24,034)	(862,572)	93,038
Other comprehensive income (loss), net of tax	1,021,731	90,412	3,244,917	(349,996)
Comprehensive income	$ 12,274,063	$ 4,605,349	$ 18,379,909	$ 5,591,620
Earnings per common share:				
Basic	$ 0.81	$ 0.41	$ 1.10	$ 0.54
Diluted	$ 0.78	$ 0.37	$ 1.07	$ 0.50
Weighted average common shares outstanding				
Basic	13,925,707	11,019,347	13,700,308	11,009,442
Diluted	14,387,538	12,110,946	14,148,748	11,987,976

Consolidated Statements of Stockholders' Equity (Unaudited)

Three months ended June 30, 2025 and 2024

	Preferred Stock		Common Stock		Capital in Excess	Accumulated Other Comprehensive	Accumulated	Treasury Stock		
	Shares	Amount	Shares	Amount	of Par	Loss	Deficit	Shares	Amount	Total
Balance, April 1, 2024	—	$ —	12,479,422	$ 124,794	$ 75,595,096	$ (12,714,971)	$ (21,687,631)	1,471,406	$ (5,567,481)	$ 35,749,807
Stock-based compensation	—	—	—	—	281,416	—	—	—	—	281,416
Vesting of restricted stock awards	—	—	1,026	10	(10)	—	—	—	—	—
Shares deducted from restricted stock awards for payment of withholding taxes	—	—	(428)	(4)	(1,984)	—	—	—	—	(1,988)
Issuance of common stock, net of offering costs of $103,385	—	—	56,109	561	167,629	—	—	—	—	168,190
Net income	—	—	—	—	—	—	4,514,937	—	—	4,514,937
Decrease in unrealized losses on available-for-sale securities, net of tax	—	—	—	—	—	90,412	—	—	—	90,412
Balance, June 30, 2024	—	$ —	12,536,129	$ 125,361	$ 76,042,147	$ (12,624,559)	$ (17,172,694)	1,471,406	$ (5,567,481)	$ 40,802,774

	Preferred Stock		Common Stock		Capital in Excess	Accumulated Other Comprehensive	(Accumulated Deficit) Retained	Treasury Stock		
	Shares	Amount	Shares	Amount	of Par	Loss	Earnings	Shares	Amount	Total
Balance, April 1, 2025	—	$ —	15,283,417	$ 152,834	$ 98,450,640	$ (9,952,290)	$ (873,214)	1,524,125	$ (5,568,007)	$ 82,209,963
Stock-based compensation	—	—	—	—	471,857	—	—	—	—	471,857
Vesting of restricted stock awards	—	—	3,334	33	(33)	—	—	—	—	—
Shares deducted from restricted stock awards for payment of withholding taxes	—	—	(1,202)	(12)	(17,608)	—	—	—	—	(17,620)
Exercise of stock options	—	—	4,057	41	898	—	—	—	—	939
Offering costs on previously issued common stock	—	—	—	—	(61,310)	—	—	—	—	(61,310)
Exercise of warrants	—	—	371,634	3,716	(3,716)	—	—	—	—	—
Net income	—	—	—	—	—	—	11,252,332	—	—	11,252,332
Decrease in unrealized losses on available-for-sale securities, net of tax	—	—	—	—	—	1,021,731	—	—	—	1,021,731
Balance, June 30, 2025	—	$ —	15,661,240	$ 156,612	$ 98,840,728	$ (8,930,559)	$ 10,379,118	1,524,125	$ (5,568,007)	$ 94,877,892

Consolidated Statements of Stockholders' Equity (Unaudited)

Six Months ended June 30, 2025 and 2024

	Preferred Stock		Common Stock		Capital in Excess of Par	Accumulated Other Comprehensive Loss	(Accumulated Deficit) Retained Earnings	Treasury Stock		Total
	Shares	Amount	Shares	Amount				Shares	Amount	
Balance, January 1, 2024	—	$ —	12,248,313	$ 122,483	$ 75,338,010	$ (12,274,563)	$ (23,114,310)	1,471,406	$ (5,567,481)	$ 34,504,139
Stock-based compensation	—	—	—	—	547,205	—	—	—	—	547,205
Vesting of restricted stock awards	—	—	234,653	2,346	(2,346)	—	—	—	—	—
Shares deducted from restricted stock awards for payment of withholding taxes	—	—	(2,946)	(29)	(8,351)	—	—	—	—	(8,380)
Issuance of common stock, net of offering costs of $103,385	—	—	56,109	561	167,629	—	—	—	—	168,190
Net income	—	—	—	—	—	—	5,941,616	—	—	5,941,616
Increase in unrealized losses on available-for-sale securities, net of tax	—	—	—	—	—	(349,996)	—	—	—	(349,996)
Balance, June 30, 2024	—	$ —	12,536,129	$ 125,361	$ 76,042,147	$ (12,624,559)	$ (17,172,694)	1,471,406	$ (5,567,481)	$ 40,802,774
Balance, January 1, 2025	—	$ —	14,448,205	$ 144,482	$ 89,063,326	$ (12,175,476)	$ (4,755,874)	1,524,125	$ (5,568,007)	$ 66,708,451
Stock-based compensation	—	—	—	—	810,867	—	—	—	—	810,867
Vesting of restricted stock awards	—	—	216,226	2,162	(2,162)	—	—	—	—	—
Exercise of stock options	—	—	48,986	490	56,598	—	—	—	—	57,088
Issuance of common stock, net of offering costs of $324,134	—	—	612,999	6,130	9,478,252	—	—	—	—	9,484,382
Shares deducted from restricted stock awards for payment of withholding taxes	—	—	(35,942)	(359)	(548,141)	—	—	—	—	(548,500)
Shares deducted from exercise of stock options for payment of withholding taxes	—	—	(868)	(9)	(14,296)	—	—	—	—	(14,305)
Exercise of warrants	—	—	371,634	3,716	(3,716)	—	—	—	—	—
Net income	—	—	—	—	—	—	15,134,992	—	—	15,134,992
Decrease in unrealized losses on available-for-sale securities, net of tax	—	—	—	—	—	3,244,917	—	—	—	3,244,917
Balance, June 30, 2025	—	$ —	15,661,240	$ 156,612	$ 98,840,728	$ (8,930,559)	$ 10,379,118	1,524,125	$ (5,568,007)	$ 94,877,892